                                                                EXHIBIT 10.2 (b)


                                   GUARANTY OF
                           ATMOS ENERGY MARKETING, LLC

         This Guaranty (this "Guaranty"), entered into and effective as of December 1, 2001, is made by ATMOS ENERGY MARKETING, LLC, a Delaware limited liability company ("Guarantor"), in favor of FORTIS CAPITAL CORP., A CONNECTICUT CORPORATION ("Agent") as agent for the ratable benefit of the Banks (as hereinafter defined).

         WHEREAS, pursuant to that certain Credit Agreement (as amended from time to time, the "Credit Agreement"), dated to be effective as of the date hereof, between WOODWARD MARKETING, L.L.C., a Delaware limited liability company (the "Borrower"), and Agent (Agent, in its capacity as a Bank, along with any other bank which has or may become a Bank pursuant to the terms of the Credit Agreement referred to collectively as the "Banks"), the Banks have agreed that, upon the conditions and in accordance with the provisions thereof, the Banks will extend to the Borrower an uncommitted discretionary and demand line of credit facility in an amount outstanding at any one time of up to an aggregate of $125,000,000.00; and

         WHEREAS, Agent, in its capacity as a Bank has further agreed that, upon the conditions and in accordance with the provisions of the Credit Agreement, Agent will extend to the Borrower an uncommitted, discretionary demand line for overdraft advances; and

         WHEREAS, BNP Paribas, a bank organized under the laws of France ("BNP Paribas") , in its capacity as a Bank has further agreed that, upon the conditions and in accordance with the provisions of the Credit Agreement, may enter into Swap Contracts with the Borrower; and

         WHEREAS, it is a condition precedent to the availability of such extensions of credit that the Guarantor shall have executed and delivered this Guaranty.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

         The Guarantor unconditionally guarantees the prompt payment to Banks, their affiliates and their successors and assigns, of all Obligations (as defined in the Credit Agreement). Nothing to the contrary contained herein or in any other Loan Document, Guarantor's liability under this Guaranty is limited to payment of the Guaranteed Payment Amount (as defined below).

         "Guaranteed Payment Amount" as used in this Guaranty shall mean the sum of the following:

                  (1) an amount equal to one hundred percent (100%) of the Obligations, plus

                  (2) interest (including interest that accrues during any bankruptcy proceeding of Borrower), which (A) shall accrue on any unpaid portion of the amount described in clause (1) of this definition from the date demand is made therefor by Agent (the "Demand Date") until such amount is paid, (B) shall be calculated at the interest rate presently in effect pursuant to the terms of the Credit Agreement, plus

                  (3) all reasonable attorney's fees and other collection costs incurred by Agent and Banks in connection with the enforcement of and/or collection under this Guaranty, including any bankruptcy proceeding affecting Guarantor.

         Guarantor acknowledges and agrees that Agent has no duty to foreclose upon any collateral securing any of the Obligations, but, if Agent elects to foreclose, Agent may pursue collection under this Guaranty prior to, contemporaneously with, or after any foreclosure on such collateral.

         At the time Guarantor pays any sum which may become due the Banks under the terms of this Guaranty, written notice of such payment shall be delivered to the Banks by Guarantor, and in the absence of such notice, any sum received by the Banks on account of any of the Obligations shall be conclusively deemed paid by the Borrower. All sums paid the Banks by Guarantor may be applied by the Banks at their discretion upon any of the Obligations.

      1. The obligations of the Guarantor hereunder shall be payable and performable at Agent's Payment Office at 100 Crescent Court, 301 Suite 1777, Dallas, TX 75201, or any other office designated by the Agent.

      2. This Guaranty is an absolute, complete and continuing one, and no notice of the Obligations or any rearrangement, modification or waiver thereof needs to be given to the Guarantor and in any such event the Guarantor will remain fully bound hereunder. The Guarantor hereby expressly waives presentment, demand, protest, and notice of protest and dishonor with respect to the Obligations, and also notice of acceptance of this Guaranty, acceptance on the part of Agent being conclusively presumed by its request for this Guaranty and delivery of same to it.

      3. The Guarantor authorizes Agent, without notice or demand and without affecting its liability hereunder, to take and hold security from third Persons for the payment of the Obligations, and exchange, enforce, waive and release any such security; and to apply such security and direct the order or manner of sale thereof as the Banks in their discretion may determine; and to obtain a guaranty of the Obligations from any one or more other Persons whomsoever and at any time or times to enforce, waive, rearrange, modify, limit or release such other Persons from their obligations under such guaranties.

      4. The Guarantor waives any right to require Agent to (a) proceed against the Borrower, (b) proceed against or exhaust any security held from the Borrower, or (c) pursue any other remedy in Agent's power whatsoever, including, without limitation, any right of Agent to pursue any remedy against any other guarantor. The Guarantor waives any defense of the Borrower or any other guarantor of the Obligations or any portion thereof, and shall remain liable hereon regardless of whether the Borrower or any other guarantor be found not liable thereon for any reason including, without limitation, bankruptcy, insolvency, or corporate dissolution and even though the Obligations, or any part thereof, may be rendered void or unenforceable or uncollectible as against the Borrower or any other guarantor. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment of any portion of the Obligations by the Borrower is rescinded or must otherwise be returned by Agent upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made, and the Guarantor will, thereupon, guarantee payment of such amount as to which refund or restitution has been made, together with interest accruing thereon subsequent to the date of refund or restitution at the applicable rate under the Credit Agreement and reasonable collection costs and fees (including, without limitation, reasonable attorney's fees) applicable thereon. The Guarantor shall
(i) not exercise any right of subrogation and (ii) waives any right to exercise any remedy which Agent now has or may hereafter have against the Borrower and any right to participate in any security now or hereafter held by Agent, so long as the Guaranteed Payment Amount, or any portion thereof, shall remain outstanding.

      5. The Guarantor agrees that if the maturity of the Obligations is accelerated for any reason, including, without limitation, by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this Guaranty without demand or notice to the Guarantor.

      6. It is expressly agreed that the liability of the Guarantor for payment of the Obligations shall be primary and not secondary.

      7. To induce the Banks and Agent to enter into the Credit Agreement with the Borrower, the Guarantor represents and warrants to Banks and Agent (which representations and warranties will survive the delivery of this Guaranty) that:

         (a) The execution and delivery by the Guarantor of this Guaranty and the performance of obligations hereunder are within its power and do not (i) contravene or conflict with any provision of law, (ii) contravene or conflict with any indenture, instrument or other agreement to which the Guarantor is a party or by which its property may be presently bound or encumbered, or (iii) result in or require the creation or imposition of any Lien in, upon or against any of the respective property of the Guarantor under any such indenture, instrument or other agreement.

         (b) This Guaranty when duly executed and delivered, will be the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms (subject to any applicable debtor relief laws and general principles of equity).

         (c) No authorization, consent, approval, exemption, franchise, permit or license of, or filing with, any governmental or public authority or any third party is required to authorize, or is otherwise required in connection with the valid execution and delivery by the Guarantor of this Guaranty which has not been obtained.

         (d) The Guarantor has duly and properly filed all United States Income Tax returns and all other tax returns (or permissible extensions thereof) which are required to be filed, and has paid all taxes prior to delinquency pursuant to all returns or pursuant to any assessment received, except such taxes, if any, as are being contested in good faith and as to which adequate provisions and disclosures to Agent have been made.

         (e) Except as previously disclosed to Agent in writing, to the knowledge of the Guarantor, there is no litigation or other action pending before any court, governmental instrumentality, regulatory authority or arbitral body or threatened against or affecting the Guarantor which might reasonably be expected to result in a material adverse change in the financial condition of the Guarantor.

       8. So long as any of the Obligations shall remain unpaid or unsatisfied, or any Letter of Credit (as defined in the Credit Agreement) shall remain outstanding, Guarantor covenants and agrees as follows:

         (a) as soon as available, but not later than 120 days after the end of each fiscal year, a copy of the audited financial statements to include a balance sheet as at the end of such year for the Guarantor, with schedules and the related statements of income or operations, members' capital and cash flows for such year for the Guarantor, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of a nationally-recognized independent public accounting firm ("Independent Auditor") which report shall state that such financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years. Such opinion shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of the Guarantor's or any subsidiary's records; and

         (b) as soon as available, but not later than 45 days after the end of each month, the Guarantor prepared financial statements for the Guarantor in form acceptable to Banks.

       9. In all instances herein, the singular shall be construed to include the plural and the masculine to include the feminine. In the event more than one party executes this Guaranty as a guarantor, then each party agrees to be jointly and severally liable for the Obligations.

       10. This Guaranty is and shall be in every particular available to the successors and assigns of Banks and is and shall always be fully binding upon the successors and assigns of the Guarantor.

       11. The Guarantor consents to the execution and delivery by the Borrower of the Credit Agreement and each of the other Loan Documents and the performance by the Borrower of their obligations thereunder.

       12. No failure to exercise nor any delay in exercising on the part of Agent of any right, power or privilege hereunder or at law or in equity shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law or in equity.

       13. THIS GUARANTY SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS (WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS) OF THE STATE OF NEW YORK.

       14. ANY SUIT TO ENFORCE ANY RIGHT HEREUNDER OR TO OBTAIN A DECLARATION OF ANY RIGHT OR OBLIGATION HEREUNDER, MAY, AT THE SOLE OPTION OF THE BANKS, BE BROUGHT (I) IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, OR (II) IN ANY COURT OF COMPETENT JURISDICTION WHERE JURISDICTION MAY BE HAD OVER GUARANTOR. THE GUARANTOR HEREBY EXPRESSLY CONSENTS TO THE JURISDICTION OF THE COURTS OF NEW YORK FOR SUCH PURPOSES.

       15. If any clause or portion of this Guaranty shall be declared unenforceable, invalid, or illegal, the remaining clauses and portions shall not be affected thereby.

       16. The Guarantor warrants, represents and acknowledges that it is not relying on any representations or statements of Agent or any Bank, or any other party concerning the financial condition of the Borrower, the likelihood that the Guarantor will be required to pay or perform the Obligations or any other representations or statements other than as expressly set forth herein, and all other representations or agreements, if any, are merged into this Guaranty.

       17. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and may be personally served or sent by telex, telecopier, mail or the express mail service of the United States Postal Service, Federal Express or other equivalent overnight or expedited delivery service and shall be deemed to have been given upon receipt. For purposes hereof, the address of the Guarantor shall be the address written under Guarantor's name on the signature page hereof, the address of Agent shall be as follows:

                            Fortis Capital Corp.
                            100 Crescent Court
                            Suite 1777
                            Dallas, TX 75201
                            Attention:  Marla Jennings
                            Telephone: (214) 953-9314
                            Facsimile: (214) 969-9332

and the addresses of the Banks shall be as follows:

                            Fortis Capital Corp.
                            100 Crescent Court
                            Suite 1777
                            Dallas, TX 75201
                            Attention:  Marla Jennings
                            Telephone:  (214) 953-9314
                            Facsimile:  (214) 969-9332

                            BNP Paribas
                            919 Third Avenue
                            New York, New York 10022
                            Attention:  Ed Chin
                            Telephone:  (212) 841-2020
                            Facsimile:  (212) 841-2536

Any party may, by proper written notice hereunder to the other parties, change the address to which notices shall thereafter be sent to it.

       18. Unless otherwise defined, all capitalized terms used herein have the meanings assigned to such terms in the Credit Agreement.

       19. THIS WRITTEN AGREEMENT AND THE OTHER WRITTEN AGREEMENTS ENTERED INTO AMONG THE PARTIES REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         Executed as of the date first written above.

                                          GUARANTOR:

                                          ATMOS ENERGY MARKETING, LLC

                                          By:    /s/ LOUIS P. GREGORY
                                                 ---------------------------
                                          Name:  Louis P. Gregory
                                          Title: Vice President and
                                                 General Counsel


Address of Guarantor:

1800 Three Lincoln Centre
5430 LBJ Freeway
Dallas, Texas 75240




                              [Woodward - Guaranty]